Exhibit 10.1

May 27, 2021

MacRab LLC

Attn: Mackey Alligood, Manager

738 Mandalay Grove CT

Merritt Island, FL 32953

Re:	Proposed Sale of approximately 33,191,371 Shares of Common Stock of Touchpoint Group Holdings, Inc. (“Company”) by MacRab LLC Quoted on the OTC Marketplace (“Market”) under the Symbol “TGHI” Registration Statement on Form S-1, SEC File no. 333-256533

Dear Mr. Alligood:

This letter will confirm the understanding and agreement (“Agreement”) between you and Wilson-Davis & Co., Inc., as follows:

We understand that the Company has filed with the U.S. Securities and Exchange Commission (“SEC”), in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”), and the rules and regulations thereunder (“Securities Act Regulations”), the Registration Statement, of which the prospectus is a part (together, the “Registration Statement”), relating to the sale of shares of the Company to be sold by you as set forth under “Selling Stockholder” in the Registration Statement (“Resale Shares”). Except when the context otherwise requires, the term “Registration Statement” includes all amendments and supplements thereto and documents filed as part thereof or incorporated by reference therein, including any information contained in a prospectus subsequently filed with the SEC pursuant to Rule 424(b) under the Securities Act Regulations. You will furnish to us, for our use, copies of any prospectus relating to the Resale Shares. For purposes of this Agreement, all references to the Registration Statement, the prospectus, or to any amendment or supplement thereto will be deemed to include the most recent version filed with the SEC pursuant to its Electronic Data Gathering Analysis and Retrieval System or, if applicable, the Interactive Data Electronic Application system when used by the SEC (collectively, “EDGAR”).

You agree that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, you may sell through us the Resale Shares in the manner described under “Plan of Distribution” in the Registration Statement.

The amount of any discount, commission, or other compensation to be paid by you to us in connection with the sale of the Resale Shares will be calculated in accordance with the terms set forth in Schedule 1.

1.             Sale of Resale Shares by Us. Subject to the terms and conditions of this Agreement, we will use our commercially reasonable efforts, consistent with our normal trading and sales practices; applicable state and federal laws, rules, and regulations; and the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and the Market, to sell the Resale Shares in accordance with the Registration Statement and will confirm sales of the Resale Shares in accordance with our regular practice. Confirmations will set forth the compensation payable by you to us for such sales and the net proceeds therefrom payable to you in accordance with our usual settlement practices.

236 So. Main St. - Salt Lake City, UT 84101 or PO Box 11587 Salt Lake City, Utah 84147

Voice 801-532-1313 / Fax 801-578-2823 / Website www.wdco.com

WILSON-DAVIS & CO., INC.

MacRab LLC

Attention: Mackey Alligood, Manager

August 5, 2021

2.             Suspension of Sales. We may suspend any sale of Resale Shares at any time and for any reason; provided, however, that a suspension will not affect or impair any party’s obligations respecting any Resale Shares sold hereunder before the suspension. We will notify you of our suspension of any sales promptly after such suspension.

3.             Delivery to Us and Sale; Settlement.

(a)            Sale of Resale Shares. You acknowledge and agree that: (i) we cannot assure that we will be successful in selling Resale Shares; (ii) we will incur no liability or obligation to you or any other person or entity if we do not sell Resale Shares for any reason other than our failure to use our commercially reasonable efforts as required under this Agreement; and (iii) we will be under no obligation to purchase the Resale Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by you and us.

(b)           Settlement of Resale Shares. Settlement for sales of Resale Shares will occur on the second trading day (or such earlier day as is industry practice for regular-way trading) following the date on which the sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered, or made available, to you on a Settlement Date against receipt of the Resale Shares sold (“Net Proceeds”) will be equal to the aggregate sales price received by us, after deduction for: (i) our commission, discount, or other compensation for the sales payable by you as set forth in Schedule 1 hereto; (ii) any transaction fees imposed by any governmental or self-regulatory organization for the sales; and (iii) the balance of any expenses reimbursable to us pursuant to section 7.

(c)           Delivery of Resale Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Resale Shares by crediting our account at The Depository Trust Company through its Deposit/Withdrawal at Custodian (DWAC) system or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases will be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, we will deliver the related Net Proceeds in same-day funds to an account designated by you. You agree that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Resale Shares on a Settlement Date through no fault of ours, you will, in addition to and in no way limiting the rights and obligations otherwise set forth herein: (i) hold us harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses) as incurred, arising out of or in connection with the default by the Company or its transfer agent (if applicable); and (ii) pay to us (without duplication) any commission, discount, or other compensation to which we would otherwise have been entitled absent the default.

WILSON-DAVIS & CO., INC.

MacRab LLC

Attention: Mackey Alligood, Manager

August 5, 2021

4.             Your Representations and Warranties. You represent and warrant that, as of the date of this Agreement and as of the date of each sale of the Resale Shares and Settlement Date, unless such representation or warranty specifies a different time:

(a)           Registration Statement and Prospectus. To the best of your Knowledge (as defined below) and assuming no act or omission by us that would make such statement untrue: (i) the transactions contemplated by this Agreement meet the requirements, and comply with the conditions, for the use of the Registration Statement under the Securities Act; (ii) the Registration Statement has been filed with the SEC and has been declared effective by acceleration under the Securities Act; (iii) neither you nor the Company has received, or has notice of, any order of the SEC preventing or suspending the use of the Registration Statement or threatening or instituting proceedings for that purpose; and (iv) the Registration Statement and the offer and sale of Resale Shares as contemplated hereby meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said rule. The phrase “your Knowledge” or words of similar import mean your actual knowledge, including facts of which you, in the reasonably prudent exercise of your duties and after due inquiry and investigation, should be aware. You have not distributed and, before the later to occur of each Settlement Date and completion of the distribution of the Resale Shares, will not distribute any offering material in connection with the offering or sale of the Resale Shares other than the Registration Statement and any Issuer Free Writing Prospectus (as defined in Rule 433 of the Securities Act Regulations) to which we have consented.

(b)           No Misstatement or Omission. To the best of your Knowledge, the Registration Statement on its date conformed, and will conform, in all material respects to the requirements of the Securities Act. To the best of your Knowledge, at each Settlement Date, the Registration Statement, as of such date, will conform in all material respects to the requirements of the Securities Act. To the best of your Knowledge, the Registration Statement when it became effective did not, and until the last Settlement Date hereunder will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The foregoing will not apply to statements in, or omissions from, any document made in reliance upon, and in conformity with, information furnished to the Company by us in writing specifically for use in the preparation thereof.

(c)            Conformity with EDGAR Filing. To the best of your Knowledge, the prospectus delivered to us for use in connection with the sale of the Resale Shares pursuant to this Agreement is identical to the version of the prospectus included in the Registration Statement as filed via EDGAR, except to the extent permitted by Regulation S-T.

(d)           No Material Adverse Change. To the best of your Knowledge, subsequent to the respective dates as of which information is given in the Registration Statement and the Issuer Free Writing Prospectus, if any (including any document deemed incorporated by reference therein), there has not been: (i) any material adverse change in the financial condition, business, earnings, results of operations, assets, liabilities, operations, management, or prospects (“Material Adverse Effect”) of the Company or any development involving a prospective Material Adverse Effect of the Company and its subsidiaries, if any, taken as a whole; (ii) any transaction that is material to the Company; (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company that is material to the Company; (iv) any material change in the capital stock or outstanding long-term indebtedness of the Company; or (v) any dividend or distribution of any kind declared, paid, or made on the capital stock of the Company, other than in each case above in the ordinary course of business.

WILSON-DAVIS & CO., INC.

MacRab LLC

Attention: Mackey Alligood, Manager

August 5, 2021

(e)           Authority; Enforcement; Ownership. You have the full legal capacity, right, power, and authority to enter into this Agreement, to perform your obligations under this Agreement, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by you and constitutes your legal, binding, and valid obligation, enforceable against you in accordance with its terms, except as the same may be limited by principles of equity and bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally. You are, and will be at the time of sale, the record holder of all of the Resale Shares, and all of the Resale Shares are owned by you free and clear of all liens, claims, encumbrances, voting trusts, restrictions, or agreements of every kind and nature, and upon the sale of the Resale Shares as contemplated hereby, title to the Resale Shares will vest in the buyer and transferee thereof, free and clear of all liens, claims, encumbrances, voting trusts, restrictions, or agreements of every kind.

(f)            No Conflicts. To the best of your Knowledge, the execution of this Agreement, the offering and sale of the Resale Shares, the consummation of any of the transactions contemplated herein, and your compliance with the terms and provisions hereof: (i) will not conflict with or result in a breach of any of the terms and provisions of, have not constituted or will not constitute a default under, or have not resulted in or will not result in the creation or imposition of any lien, charge, or encumbrance upon the Resale Shares pursuant to the terms of, any contract or other agreement to which you may be bound or to which any of your property or assets is subject, except such conflicts, breaches, or defaults as may have been waived; and (ii) will not result in any violation of the provisions of any of your organizational or governing documents or material violation of the provisions of any statute or any order, rule, or regulation applicable to you or of any court or federal, state, or other regulatory authority or other governmental body having jurisdiction over you.

(g)           Patriot Act. You (including any director, officer, manager, partner, employee, agent, affiliate, or representative of you) are not a person, or owned or controlled by a person, that is:

(i)           the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctioning authorities (collectively, “Sanctions”); or

(ii)          located, organized, or resident in a country or territory that is the subject of Sanctions.

WILSON-DAVIS & CO., INC.

MacRab LLC

Attention: Mackey Alligood, Manager

August 5, 2021

(h)           No Prohibited Dealing or Transactions. During the past five years, you have not and are not now knowingly engaged in any dealings or transactions with any person or in any country or territory that, at the time of the dealing or transaction, is or was the subject of Sanctions.

5.             Your Covenants. You covenant and agree that:

(a)           No Prohibited Use of Proceeds. You will not, directly or indirectly, use the Net Proceeds or lend, contribute, or otherwise make Net Proceeds available to any subsidiary, joint venture partner, or other person:

(i)           to fund or facilitate any activities or business of or with any person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(ii)          in any other manner that will result in a violation of Sanctions by any person (including any person participating in the offering, whether as underwriter, adviser, investor, or otherwise).

(b)           No Prohibited Dealing or Transactions. You will not engage in any dealings or transactions with any person or in any country or territory that, at the time of the dealing or transaction, is or was the subject of Sanctions.

(c)           Delivery of Prospectus; Subsequent Changes. During any period in which a prospectus relating to the Resale Shares is required to be delivered by us under the Securities Act for the offer and sale of the Resale Shares (including in circumstances when the requirement may be satisfied pursuant to Rule 172 under the Securities Act) (the “Prospectus Delivery Period”), you will comply with all requirements imposed upon you by the Securities Act, as from time to time in force. If, to your Knowledge, during the Prospectus Delivery Period: (i) any event occurs that causes the prospectus, as then amended or supplemented, to include any untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; or (ii) it is necessary to amend or supplement the Registration Statement to comply with the Securities Act; you will promptly notify us to suspend the offering of Resale Shares until the Company has appropriately amended or supplemented the Registration Statement to correct the statement or omission and to effect compliance.

(d)           Listing of Resale Shares. During the Prospectus Delivery Period, you will exercise reasonable efforts to cause the Company: (i) to use its reasonable best efforts to cause the Resale Shares to be listed on the Market; and (ii) to qualify the Resale Shares for sale under the securities laws of such jurisdictions as we may reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Resale Shares; provided, however, that the Company will not be required in connection therewith to qualify as a foreign corporation or dealer in securities or file a general consent to service of process in any jurisdiction.

WILSON-DAVIS & CO., INC.

MacRab LLC

Attention: Mackey Alligood, Manager

August 5, 2021

(e)           Delivery of Registration Statement and Prospectus. At no cost to us, you will furnish, or cause the Company to furnish, to us and our counsel copies of the Registration Statement during the Prospectus Delivery Period and all documents filed with the SEC during such period that are deemed to be incorporated by reference therein, in each case, as soon as reasonably practicable and in quantities as we may, from time to time, reasonably request; provided, however, that you will not be required to furnish any document (other than the prospectus) to us to the extent such document is available on EDGAR. At our request, you will also furnish copies of the prospectus to each exchange or market on which sales of the Resale Shares may be made.

(f)            Notice of Other Sales. Without our prior written consent, you will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell, or otherwise dispose of any common stock (other than the Resale Shares offered pursuant to this Agreement or other shares of the common stock of the Company owned directly or indirectly by you that have been registered under the Securities Act), securities convertible into or exchangeable for common stock, and warrants or rights to purchase or acquire the Company’s common stock until all Resale Shares are sold or this Agreement is terminated.

(g)           Market Activities. You will not, directly or indirectly: (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Resale Shares; (ii) sell, bid for, or purchase the Company’s common stock in violation of Regulation M; or (iii) pay anyone, other than us, any compensation for soliciting purchases of the Resale Shares.

(h)           No Offer to Sell. You will not make, use, prepare, authorize, approve, or refer to any written communication (as defined in Rule 405 under the Securities Act) required to be filed with the SEC that constitutes an offer to sell or solicitation of an offer to buy Resale Shares hereunder.

6.             Our Representations and Warranties.

(a)           Registration and Licensure. We represent and warrant that we are, and will continue to be for the term of this Agreement: (i) a duly registered broker-dealer under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the applicable statutes and regulations of each state in which the Resale Shares will be offered and sold, except those states in which we are exempt from registration or registration is not otherwise required; and (ii) a member in good standing of FINRA. We will comply with all applicable laws and regulations in connection with sale of the Resale Shares, including Regulation M.

(b)           Anti-Money Laundering. We represent and warrant that we have policies, procedures, and internal controls in place that are reasonably designed to comply with anti-money laundering and anti-terrorist laws and regulations applicable to us, including the regulations and sanction programs administered by OFAC. Additionally, we represent and warrant that we have policies, procedures, and internal controls reasonably designed to ensure that we do not accept investments in any fund, directly or indirectly, from a person, government, organization, or entity: (i) that is or becomes subject to Sanctions administered by OFAC; (ii) that is included in any executive order or is on the Specially Designated Nationals and Blocked Persons (SDN) List maintained by OFAC; or (iii) whose name appears on such other lists of prohibited persons and entities as may be mandated by applicable local law or regulation. In addition, we represent and warrant that we have policies, procedures, and internal controls reasonably designed to be in compliance with our “know your customer” policies and procedures and any “know your customer” regulations applicable to our activities as a selling agent and that we will consistently apply those procedures to ensure the foregoing representations and warranties remain true and correct at all times.

WILSON-DAVIS & CO., INC.

MacRab LLC

Attention: Mackey Alligood, Manager

August 5, 2021

7.             Payment of Expenses. You will pay all of your own expenses incident to the performance of your obligations under this Agreement, including the costs of the preparation, issuance, and delivery of the Resale Shares to us, as well as any stock or other transfer taxes, capital duties, stamp duties, or other duties payable upon the sale, issuance, or delivery of the Resale Shares to us. In addition, you will reimburse us for all of our direct, third-party expenses, including: (a) the fees and disbursements of our counsel; (b) the filing fees incident to any review by FINRA of the terms of the sale of the Resale Shares; and (c) the fees and expenses incurred in connection with the qualification or registration of the Resale Shares under the securities laws of any state. The total third-party expense reimbursement will not exceed $5,000, plus the actual amount of the FINRA filing fee and any DWAC fees. You agree to advance to us, contemporaneously with the execution of this Agreement and as a condition to any of our obligations hereunder, $5,000 to be applied to reimbursable costs hereunder. You authorize us to deduct any additional amounts due to us from Net Proceeds. We will refund to you, promptly following the sale of all Resale Shares or the termination of this Agreement, any portion of the advance not actually spent by us.

8.             Conditions to Our Obligations. Our obligations hereunder are subject to the continuing accuracy and completeness of your representations and warranties herein, your due performance of your obligations hereunder, our completion of a due diligence review satisfactory to us in our reasonable judgment, and the continuing satisfaction (or our waiver in our sole discretion) of the following additional conditions:

(a)           Registration Statement Effective. The Registration Statement is effective and available for the sale of all Resale Shares.

(b)           No Material Notices. None of the following events will have occurred and be continuing: (i) receipt by you or the Company of any request for additional information from the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by you or the Company of any notification respecting the suspension of the qualification or exemption from qualification of any of the Resale Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that requires the making of any changes in the Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

WILSON-DAVIS & CO., INC.

MacRab LLC

Attention: Mackey Alligood, Manager

August 5, 2021

(c)           No Misstatement or Material Omission. We have not advised you or the Company that the Registration Statement contains an untrue statement of fact that in our reasonable opinion is material or omits to state a fact that in our opinion is material and is required to be stated therein or is necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(d)           Material Changes. Except as contemplated in the Registration Statement or disclosed in the Company’s reports filed with the SEC and incorporated by reference into the Registration Statement, there has not been any material adverse change in the Company’s authorized capital stock or any Material Adverse Effect or any development that could reasonably be expected to cause a Material Adverse Effect on the Company.

(e)           Securities Act Filings Made. All filings with the SEC required by Rule 424 under the Securities Act have been made within the applicable time period prescribed by Rule 424.

(f)            Approvals. The sale of the Resale Shares either has been registered or is entitled to an exemption from registration under the securities laws of the states in which such securities are to be offered and sold, and FINRA has not objected to the fairness of the compensation to be received by us.

9.             Indemnification and Contribution.

(a)           Your Indemnification. You agree to indemnify, and hold harmless, us and our directors, officers, employees, agents, and each person, if any, who controls us within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

(i)           against all loss, liability, claim, damage, and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that such statement or omission was made in reliance upon written information provided by you to the Company;

(ii)          against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any commenced or threatened litigation, investigation, or proceeding by any governmental agency or body or claim whatsoever, based upon any untrue statement or omission or any alleged untrue statement or omission contained in the Registration Statement; provided that any such settlement is effected with your written consent, which will not be unreasonably delayed or withheld; and

WILSON-DAVIS & CO., INC.

MacRab LLC

Attention: Mackey Alligood, Manager

August 5, 2021

(iii)         against all expense whatsoever, as expended (including the reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing, or defending against any commenced or threatened litigation, investigation, or proceeding by any governmental agency or body or claim whatsoever, based upon any untrue statement or omission or any alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement will not apply to any loss, liability, claim, damage, or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with written information furnished to you or the Company by us expressly for use in the Registration Statement (or any amendment or supplement thereto).

(b)           Our Indemnification. We agree to indemnify, and hold harmless, you and each person, if any, who: (i) controls you within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; or (ii) is controlled by or under common control with you, against all loss, liability, claim, damage, and expense described in the indemnity contained in this section 9, as incurred, but only respecting untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished to you or the Company in writing by us expressly for use therein.

(c)           Procedure.

(i)           Any party that proposes to assert the right to be indemnified under this section 9 will, promptly after receipt of notice of commencement of any action against such party for which a claim is to be made against an indemnifying party or parties under this section 9, notify each indemnifying party of the commencement of the action and provide a copy of all papers served, but the omission so to notify each indemnifying party will not relieve the indemnifying party from: (1) any liability that it might have to any indemnified party otherwise than under this section 9; and (2) any liability that it may have to any indemnified party under the foregoing provision of this section 9 unless, and only to the extent that, such omission results in the forfeiture or material impairment of substantive rights or defenses by the indemnifying party.

(ii)           If any action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, to assume the defense of the action, jointly with any other indemnifying party similarly notified, with counsel reasonably satisfactory to the indemnified party.

WILSON-DAVIS & CO., INC.

MacRab LLC

Attention: Mackey Alligood, Manager

August 5, 2021

(iii)         After notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any action, but the fees, expenses, and other charges of such counsel will be at the expense of the indemnified party unless: (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party; (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party; (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case, the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party); or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action; in each of which cases, the reasonable fees, disbursements, and other charges of counsel will be at the expense of the indemnifying party or parties.

(iv)         The indemnifying party or parties will not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements, and other charges of more than one separate firm admitted to practice in that jurisdiction at any one time for all such indemnified party or parties.

(v)          All fees, disbursements, and other charges will be reimbursed by the indemnifying party promptly after the indemnifying party receives a written invoice relating to the fees, disbursements, and other charges in reasonable detail.

(vi)         An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party will, without the prior written consent of each indemnified party, settle or compromise, or consent to the entry of any judgment in, any pending or threatened claim, action, or proceeding relating to the matters contemplated by this section 9 (whether or not any indemnified party is a party thereto), unless the settlement, compromise, or consent includes an unconditional release of each indemnified party from all liability arising out of the litigation, investigation, proceeding, or claim and does not include a statement as to or an admission of fault, culpability, or failure to act by or on behalf of any indemnified party.

WILSON-DAVIS & CO., INC.

MacRab LLC

Attention: Mackey Alligood, Manager

August 5, 2021

(d)           Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this section 9 is applicable in accordance with its terms, but for any reason is held to be unavailable from you or us, you and we will contribute to the total losses, claims, liabilities, expenses, and damages (including any investigative, legal, and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit, or proceeding or any claim asserted, but after deducting any contribution received by you from persons other than us, such as persons who control you or the Company within the meaning of the Securities Act, and officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which you or we may be subject in a proportion that is appropriate to reflect the relative benefits received by you, on the one hand, and us, on the other hand. The relative benefits received by the you, on the one hand, and us, on the other hand, will be deemed to be in the same proportion as the total proceeds from the sale of the Resale Shares (before deducting expenses) received by you bears to the total compensation received by us (before deducting expenses) from the sale of Resale Shares on your behalf. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution will be made in a proportion that is appropriate to reflect not only the relative benefits referred to in the foregoing sentence, but also the relative fault of you, on the one hand, and us, on the other hand, respecting the statements or omission that resulted in the loss, claim, liability, expense, or damage, or action in respect thereof, as well as any other relevant equitable considerations respecting the offering. Relative fault will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by you or us, the intent of the parties and their relative knowledge, access to information, and opportunity to correct or prevent the statement or omission. You and we agree that it would not be just and equitable if contributions pursuant to this subsection 9(d) were to be determined by pro rata or any other allocation method that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, will be deemed to include, for the purpose of this subsection 9(d), any legal or other expenses reasonably incurred by the indemnified party in connection with investigating or defending any action or claim to the extent consistent with subsection 9(c) hereof. Notwithstanding the foregoing provisions of this subsection 9(d), we will not be required to contribute any amount in excess of the commissions received by us under this Agreement, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against that party for which a claim for contribution may be made under this subsection 9(d), will notify any party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this subsection 9(d), except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of subsection 9(c) hereof, no party will be liable for contribution for any action or claim settled without its written consent if the consent is required pursuant to subsection 9(c) hereof.

10.           Representations, Warranties, Covenants, and Agreements to Survive Delivery. The indemnity and contribution agreements contained in section 9 of this Agreement and all representations, warranties, and covenants made by you herein or in certificates delivered pursuant hereto will survive, as of their respective dates, regardless of: (a) any investigation made by or on behalf of us, you, any controlling persons, or the Company (or any of their respective officers, directors, or controlling persons); (b) delivery and acceptance of the Resale Shares and payment therefor; or (c) any termination of this Agreement.

WILSON-DAVIS & CO., INC.

MacRab LLC

Attention: Mackey Alligood, Manager

August 5, 2021

11.           Termination. Each party may terminate this Agreement upon five days’ prior written notice to the other party. If termination occurs before the Settlement Date for any sale of Resale Shares, the sale of such Resale Shares will settle in accordance with the provisions of this Agreement. Upon termination of this Agreement, you will not have any liability to us for any discounts, commissions, or other compensations respecting any Resale Shares not otherwise sold by us under this Agreement. You will, however, remain liable for the reimbursement of any unpaid expenses to be borne by you as provided in section 7. This Agreement will terminate automatically upon the settlement for the sale of the last of the Resale Shares.

12.           Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, between the parties hereto respecting the subject matter hereof, and the parties agree that there are no commitments, agreements, or understandings concerning the subject matter of this Agreement that are not contained in this document. The parties acknowledge that, in deciding to enter into this Agreement, they have not relied upon any statements, promises, or representations, written or oral, express or implied, other than those set forth in this Agreement. Accordingly, it is agreed that no deviation from the terms hereof will be predicated upon any prior representations or agreements, whether oral or written. The parties acknowledge that they have negotiated this Agreement at arm’s-length with adequate representation on an equal basis, and the filing of a suit challenging the negotiated terms of this Agreement by either party will be deemed a default and this Agreement will be terminated as provided herein.

13.           Amendment. Neither this Agreement nor any term hereof may be amended, and no amendment of any provision of this Agreement will be valid, unless the same will be in writing and signed by all parties.

14.           Severability. The provisions of this Agreement are severable and should any provision hereof be void, voidable, or unenforceable under any applicable law, such void, voidable, or unenforceable provision will not affect or invalidate any other provision of this Agreement, which will continue to govern the relative rights and duties of the parties as though the void, voidable, or unenforceable provision was not a part hereof. In addition, it is the intention and agreement of the parties that all of the terms and conditions hereof be enforced to the fullest extent permitted by law.

15.           Applicable Law and Waiver. This Agreement will be governed by and construed in accordance with the laws of the state of Utah without regard to the principles of conflicts of laws. Specified times of day refer to Utah time. You hereby irrevocably waive, to the fullest extent permitted by applicable law, all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

16.           Dispute Resolution; Arbitration. Any dispute arising under this Agreement will be resolved in accordance with the arbitration provisions of your account agreement with us, which is incorporated herein by reference, and the rules of FINRA.

WILSON-DAVIS & CO., INC.

MacRab LLC

Attention: Mackey Alligood, Manager

August 5, 2021

17.           Notices. Any notice, demand, request, or other communication permitted or required under this Agreement will be in writing and will be deemed to have been given as of the date so delivered, if personally delivered; as of the date so sent, if sent by electronic mail and receipt is acknowledged by the recipient; and one day after the date so sent, if delivered by a nationally recognized overnight courier service, addressed as follows:

If to us, to:            Wilson-Davis & Co., Inc.

236 S Main Street

Salt Lake City, UT 84101

Email: rmcbey@wdco.com

With copies to:    Michael Best & Friedrich LLP

Attention: Kevin C. Timken

170 South Main Street, Suite 1000

Salt Lake City, Utah 84101

Email: kctimken@michaelbest.com

If to you, to:         MacRab LLC

Attention: Mackey Alligood, Manager

738 Mandalay Grove CT

Merritt Island, FL 32953

Email: mmcfarlane@macrab.com

Notwithstanding the foregoing, service of legal process or other similar communications will be given by personal delivery or nationally recognized overnight courier and will not be given by electronic mail and will not be deemed duly given under this Agreement if delivered by such means. Each party, by notice duly given in accordance herewith, may specify a different address for the giving of any notice hereunder.

18.           Counterparts. This Agreement may be executed in any number of counterparts and any counterpart may be executed by original, portable document format (pdf), or facsimile signature, each of which when executed and delivered will be deemed an original, but all of which will constitute one and the same instrument.

19.           Effect of Headings. The section and schedule headings herein are for convenience only and will not affect the construction hereof.

20.           Absence of Fiduciary Relationship. You acknowledge and agree that:

(a)           Agency Relationship. We are acting solely as an agent in connection with the public offering of the Resale Shares, each transaction contemplated by this Agreement, and the process leading to such transactions, and no fiduciary or advisory relationship between the Company or any of its respective affiliates, stockholders (or other equity holders), creditors, employees, or other party, on the one hand, and you, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not we have advised, or are advising, the Company on other matters, and we have no obligation to you respecting the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement.

WILSON-DAVIS & CO., INC.

MacRab LLC

Attention: Mackey Alligood, Manager

August 5, 2021

(b)           Capacity. You are capable of evaluating and understanding, and understand and accept, the terms, risks, and conditions of the transactions contemplated by this Agreement.

(c)           No Advice. We have not provided any legal, accounting, regulatory, or tax advice respecting the transactions contemplated by this Agreement, and you have consulted your own legal, accounting, regulatory, and tax advisers to the extent you deemed appropriate.

(d)           No Direct Conflict. You are aware that we and our affiliates are engaged in a broad range of transactions that may involve interests that differ from yours, and we have no obligation to disclose those interests and transactions to you by virtue of any fiduciary, advisory, or agency relationship or otherwise; provided, however, we hereby agree not to engage in any such transaction that would cause our interests to be in direct conflict with your best interests.

(e)           Waiver of Claims for Fiduciary Duty. You waive, to the fullest extent permitted by law, any claims you may have against us for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Resale Shares under this Agreement, and you agree that we will not have any liability (whether direct or indirect, in contract, tort, or otherwise) to you in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on your behalf or in your right, other than in respect of our obligations under this Agreement.

We look forward to working with you. Please confirm that the foregoing correctly sets forth our Agreement by signing the enclosed duplicate of this letter in the space provided and returning it to us, whereupon this letter will constitute a binding agreement as of the date first above written.

Very truly yours,

WILSON-DAVIS & CO., INC.

By:
Robert McBey President

Accepted and agreed to

    as of the above date:

MACRAB LLC

By:
Mackey Alligood, Manager

SCHEDULE 1

Compensation

You will pay to us in cash, upon each sale of Resale Shares pursuant to this Agreement, usual and customary ticket charges and related transaction fees plus a commission or mark-down in an amount equal to three and one-half percent (3.5%) of the gross proceeds from each sale of Resale Shares in addition to all customary fees and charges typically imposed by us.